November 9, 2018

DREYFUS MANAGER FUNDS II

Dreyfus Balanced Opportunity Fund

Supplement to Current Summary Prospectuses and Prospectuses

The following information supersedes and replaces the information contained in the first and second sentences of the second paragraph of "Portfolio Management" in the summary prospectuses and "Fund Summary – Portfolio Management" in the prospectuses:

Vassilis Dagioglu and Torrey Zaches are the fund's co-primary asset allocation portfolio managers, positions they have held since November 2018.  Mr. Dagioglu is a managing director and global asset allocation portfolio manager at BNY Mellon Asset Management North America Corporation, an affiliate of Dreyfus.  Mr. Zaches is a director and global asset allocation portfolio manager at BNY Mellon Asset Management North America Corporation.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectuses:

Vassilis Dagioglu and Torrey Zaches are the fund's co-primary asset allocation portfolio managers, positions they have held since November 2018.  Mr. Dagioglu is a managing director and global asset allocation portfolio manager at BNY Mellon Asset Management North America Corporation.  He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 1999.  Mr. Zaches is a director and global asset allocation portfolio manager at BNY Mellon Asset Management North America Corporation.  He has been employed by BNY Mellon Asset Management North America Corporation or a predecessor company since 1998.  Messrs. Dagioglu and Zaches are also employed by Dreyfus and serve as the fund's co-primary asset allocation portfolio managers in their capacity as employees of Dreyfus.

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November 9, 2018

DREYFUS MANAGER FUNDS II

Dreyfus Balanced Opportunity Fund

DREYFUS PREMIER INVESTMENT FUNDS, INC.

Dreyfus Diversified International Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Vassilis Dagioglu[1]	12	$3.7B	30	$8.1B	29	$5.5B
Caroline Lee-Tsao[2]	7	$5.4B	None	N/A	None	N/A
Torrey Zaches[1]	12	$3.7B	30	$8.1B	29	$5.1B

1 Because Messrs. Dagioglu and Zaches became portfolio managers of DBOF as of November 9, 2018, their information is as of September 30, 2018.

2 Because Ms. Lee-Tsao became a portfolio manager of DDIF as of November 9, 2018, her information is as of September 30, 2018.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Vassilis Dagioglu	Mutual Fund	1	$49M
	Other	2	$168M
Caroline Lee-Tsao	None	N/A	N/A
Torrey Zaches	Mutual Fund	1	$49M
	Other	2	$168M

As of the date of this Supplement, Messrs. Dagioglu and Zaches did not beneficially own any shares of Dreyfus Balanced Opportunity Fund, and Ms. Lee-Tsao did not beneficially own any shares of Dreyfus Diversified International Fund.

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